Exhibit 10.13

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2023, among purple innovation, inc., a Delaware corporation (“Holdings”), purple innovation, llc, a Delaware limited liability company (the “Borrower”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Administrative Agent, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the other parties thereto from time to time have entered into that certain Credit Agreement, dated as of September 3, 2020 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement, dated as of February 17, 2023, by and among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent, Section 7.07(d) of the Credit Agreement was amended;

WHEREAS, the Borrower and the Administrative Agent have identified an ambiguity in the language in Section 7.07(d) of the Credit Agreement; and

WHEREAS, the Credit Parties and the Administrative Agent desire to correct the ambiguity pursuant to Section 11.12(f) of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. amendment to credit agreement. The first sentence of Section 7.07(d) of the Credit Agreement is hereby amended by adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

“Commencing with the Fifth Amendment Effective Date and ending on June 30, 2023, the Credit Parties existing as of the Fifth Amendment Effective Date will not permit the Consolidated EBITDA for any fiscal quarter of such Credit Parties as of any date set forth below to be less than the amount set forth in the table below opposite such date and applicable Liquidity level as demonstrated by the applicable Consolidated EBITDA calculation provided by the Borrower in accordance with Section 6.01(q).”

SECTION 2. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Sixth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Amended Credit Agreement and the other Loan Documents.

SECTION 3. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the execution of this Amendment by the Credit Parties and the Administrative Agent (the “Sixth Amendment Effective Date”).

SECTION 4. Miscellaneous Provisions.

(a) Ratification. This Amendment is limited to the matters expressly specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b) Governing Law; Submission to Jurisdiction, Etc. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 11.08 OF THE CREDIT AGREEMENT IS INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTION APPEARED HEREIN, MUTATIS MUTANDIS.

(c) Severability. Section 11.21 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d) Counterparts; Headings. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

PURPLE INNOVATION, LLC,
as the Borrower

By:	/s/ Bennett Nussbaum
	Name:	Bennett Nussbaum
	Title:	Chief Financial Officer

PURPLE INNOVATION, INC.,
as Holdings

By:	/s/ Bennett Nussbaum
	Name:	Bennett Nussbaum
	Title:	Chief Financial Officer

INTELLIBED, LLC,
as a Guarantor

By:	/s/ Bennett Nussbaum
	Name:	Bennett Nussbaum
	Title:	Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Quinn Kelly
	Name:	Quinn Kelly
	Title:	Senior Vice President